Exhibit 99.1

Deloitte & Touche LLP
3 Second Street Suite 301
Harborside Plaza 10
Jersey City, NJ 07302
USA

Tel: +1 212 937 8202
www.deloitte.com

Pagaya Structured Products LLC 335 Madison Avenue, 16th Floor New York, New York 10017

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Pagaya AI Debt Grantor Trust 2026-R3 and Pagaya AI Debt Trust 2026-R3, Asset-Backed Notes. Pagaya Structured Products LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, ATLAS SP Partners, L.P., Cantor Fitzgerald & Co. Deutsche Bank Securities Inc. and RBC Capital Markets, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 3, 2026, representatives of the Company provided us with an unsecured consumer loan listing with respect to 94,185 unsecured consumer loans (the “Initial Unsecured Consumer Loan Listing”). At the Company’s instruction, we randomly selected 150 unsecured consumer loans from the Initial Unsecured Consumer Loan Listing (the “Initial Selected Loans”).

Further, on July 9, 2026, representatives of the Company provided us with an unsecured consumer loan listing with respect to 92,019 unsecured consumer loans (the “Subsequent Unsecured Consumer Loan Listing”), including 148 of the 150 Initial Selected Loans. At the Company’s instruction, we randomly selected two unsecured consumer loans that were not Initial Selected Loans from the Subsequent Unsecured Consumer Loan Listing (the “Subsequent Selected Loans”). The remaining 148 Initial Selected Loans and two Subsequent Selected Loans are collectively and hereinafter referred to as the “Sample Loans.”

Additionally, on July 27, 2026, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of June 30, 2026, with respect to 179,654 unsecured consumer loans, including each of the 150 Sample Loans (the “Statistical Loan File”).

Member of
Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for informational purposes only) 2. Maturity date 3. Loan amount 4. Origination date 5. Interest rate	6. Original loan term (months) 7. State of residence (at approval) 8. Original FICO score 9. Remaining term (months)

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Promissory Note.”

We compared Characteristic 6. to the corresponding information set forth on or derived from the “Truth-in-Lending Agreement.”

We compared Characteristic 7. to the corresponding information set forth on or derived from the Truth-in-Lending Agreement, the Promissory Note or a query provided to us by the Company on July 27, 2026 (the “Borrower State Query”).

We compared Characteristic 8. to the corresponding information set forth on or derived from the “Credit Score Disclosure.”

We compared Characteristic 9. to the number of months between (i) June 30, 2026 and (ii) the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 2. and 4., differences of 15 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 5., we were instructed to round the interest rate (as set forth on the Statistical Loan File) to the nearest two decimal places;

•	with respect to our comparison of Characteristic 8., differences of 2 points or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 9., differences of 1 month are deemed to be “in agreement.”

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 31 , 2026